UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

          Canada Southern Petroleum Ltd.

(Exact name of registrant as specified in its charter)

    Nova Scotia, Canada                           001-03793                        98-0085412

(State or other jurisdiction                        (Commission                        (IRS Employer

of incorporation)                             File Number)                Identification No.)

#250, 706 – 7 Avenue, S.W., Calgary, Alberta, Canada                      T2P0Z1

(Address of principal executive offices)

                           (Zip Code)

Registrant's telephone number, including area code: (403) 269-7741

N/A

(Former name or former address, if changed since last report.)

This is page 1 of 8.

Exhibit index is on page 4.

FORM 8-K

CANADA SOUTHERN PETROLEUM LTD.

Item 5.

Other Events

On April 29, 2004, Canada Southern Petroleum Ltd. (the “Company”) issued a press release announcing that that the Board of Directors has nominated Mr. John W. A. McDonald, the Company’s newly appointed President and Chief Executive Officer, for election by the shareholders to the Board of Directors at the Annual General Meeting of Shareholders to be held on June 15, 2004.  A copy of the Company's press release dated April 29, 2004 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On April 30, 2004, the Company issued a press release announcing two important developments respecting the Company's interests in the Kotaneelee producing gas field and undeveloped acreage at Kotaneelee in the Yukon Territory.  A copy of the Company's press release dated April 30, 2004 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.

Financial Statements and Exhibits

(a)

Exhibits.

Exhibit No.

Exhibit

99.1

Company Press Release, dated April 29, 2004.

99.2

Company Press Release, dated April 30, 2004.

FORM 8-K

CANADA SOUTHERN PETROLEUM LTD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANADA SOUTHERN PETROLEUM LTD.

                                (Registrant)

By: /s/ John W. A. McDonald

John W. A. McDonald

President and Chief Executive Officer

Date: May 3, 2004

EXHIBIT INDEX

Exhibit No.

Description

Page No.

99.1	Company Press Release, dated as of April 29, 2004.	5
99.2	Company Press Release, dated as of April 30, 2004.	7